UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

NewLake Capital Partners, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-56327	83-4400045
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

27 Pine Street Suite 50
New Canaan, CT 06840
(Address of principal executive offices) (Zip Code)

(203) 594-1402
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, the Board of Directors (the “Board”) of NewLake Capital Partners, Inc. (the “Company”) approved forms of stock unit agreements to be used by the Company under the Company’s 2021 Equity Incentive Plan (the “Plan”), including a form of restricted stock unit agreement for awards to the Company’s senior executives, a form of restricted stock unit agreement for awards to other Company employees, a form of performance stock unit agreement for awards to the Company’s senior executives, a form of performance stock unit agreement for awards to other Company employees, and a form of restricted stock unit agreement for awards to the Company’s non-employee directors (collectively, the “Form Agreements”).

Stock units will be granted on the terms and conditions of the Form Agreements and the Plan, which include such service-based and, in the case of performance stock units, performance-based vesting conditions as the Board or the Compensation Committee of the Board determines in accordance with the Plan in connection with grants of awards.

The Form Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Form 8-K, and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Form of Senior Executive Restricted Stock Unit Agreement under the NewLake Capital Partners, Inc. 2021 Equity Incentive Plan.
10.2	Form of Senior Executive Performance Stock Unit Agreement under the NewLake Capital Partners, Inc. 2021 Equity Incentive Plan.
10.3	Form of Employee Restricted Stock Unit Agreement under the NewLake Capital Partners, Inc. 2021 Equity Incentive Plan.
10.4	Form of Employee Performance Stock Unit Agreement under the NewLake Capital Partners, Inc. 2021 Equity Incentive Plan.
10.5	Form of Non-Employee Director Restricted Stock Unit Agreement under the NewLake Capital Partners, Inc. 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  December 20, 2021

NEWLAKE CAPITAL PARTNERS, INC.

By:	/s/ David Weinstein
David Weinstein
Chief Executive Officer